Exhibit 99.1
ELLINGTON CREDIT PREPARES FOR SPECIAL MEETING AND ISSUES MIRROR PREFERRED STOCK
—Intends to Hold Special Meeting of Shareholders and Convert to Closed-End Fund/RIC in Early 2025—
—Issues Mirror Preferred Stock to Amplify Vote of Common Shareholders—
—Preferred Stock to be Automatically Redeemed Following Successful Vote on Conversion—
OLD GREENWICH, CONNECTICUT, December 9, 2024—Ellington Credit Company (the “Company”) (NYSE: EARN) announced today that its Board of Trustees intends to call a special meeting of shareholders in early 2025 (the “Special Meeting”), to approve its previously announced conversion to a Delaware registered closed-end fund to be treated as a regulated investment company under the Internal Revenue Code, focused on corporate CLO investments (the “Conversion”). In conjunction with the Special Meeting, the Company today filed a preliminary proxy statement with the U.S. Securities and Exchange Commission (the “SEC”) (the “Preliminary Proxy Statement”). The Company intends to announce the date of the Special Meeting with the filing of a definitive proxy statement.
The Company had previously placed certain proposals related to the Conversion (the “Conversion Proposals”) on the ballot at its 2024 annual meeting of shareholders, which took place on December 4, 2024. Over 91% of the votes cast at such meeting were cast in favor of the Conversion Proposals, and, excluding abstentions, over 95% of such votes were cast in favor. However, given the large number of shareholders who did not vote on the Conversion Proposals, the threshold for passage was not reached. Therefore, the Company also announced today that it has issued and sold one thousand (1,000) Series A Preferred Shares, par value $0.01 per share (the “Preferred Shares”), with each Preferred Share having twenty-five thousand (25,000) votes. Any votes cast by the holder of the Preferred Shares are required to “mirror” the actual votes cast by the common shareholders, and so the Preferred Shares will serve to amplify the voting preference of the common shareholders who vote on a Conversion Proposal, and therefore will not override the affirmatively expressed preference of the voting common shareholders. The issuance of the Preferred Shares increases the likelihood of procuring the votes necessary to effectuate the Conversion should a majority of the common shareholders voting at the Special Meeting vote in favor of the Conversion Proposals.
The Preferred Shares were sold to Ellington Credit Company Management LLC, the Company’s external manager, for an aggregate purchase price of $1,000. The Preferred Shares will vote together with the Company's outstanding common shares as a single class; they will only have the right to vote on the Conversion Proposals at the Special Meeting, they are not entitled to receive dividends of any kind, and they will be automatically redeemed upon shareholder approval of the Conversion Proposals (or earlier, in certain scenarios).
Laurence Penn, Chief Executive Officer and President commented:
“Despite the overwhelming support that we received from our shareholders, we unfortunately needed greater participation at the 2024 shareholder meeting to enable the conversion proposals to pass. Given this tremendous support, and our strong belief that the conversion continues to be in the best interests of shareholders, the Company has issued mirror preferred stock, and we are working on scheduling a new shareholder meeting in the near future to ensure that we can fulfill what we believe to be the clear will of the common shareholders.
“Management and the Board thank our shareholders for their continued support and confidence, and for their patience and trust as we work towards completing the conversion in early 2025.”
Additional information about the Preferred Shares is available on a Form 8-K filed by the Company with the SEC and additional information about the Special Meeting is available on the Preliminary Proxy Statement filed by the Company with the SEC.

Cautionary Statement Regarding Forward-Looking Statements
This press release contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not historical in nature and can be identified by words such as "anticipate," "estimate," "will," "should," "may," "expect," "project," "believe," "intend," "seek," "plan" and similar expressions or their negative forms, or by references to strategy, plans, or intentions. Forward-looking statements are based on our beliefs, assumptions and expectations of our future operations, business strategies, performance, financial condition, liquidity and prospects, taking into account information currently available to us. These beliefs, assumptions, and expectations are subject to numerous risks and uncertainties and can change as a result of many possible events or factors, not all of which are known to us. If a change occurs, our business, financial condition, liquidity, results of operations and strategies may vary materially from those expressed or implied in our forward-looking statements. The following factors are examples of those that could cause actual results to vary from those stated or implied by our forward-looking statements: changes in interest rates and the market value of the Company's investments, market volatility, changes in the default rates on corporate loans, the Company's ability to borrow to finance its assets, changes in government regulations affecting the Company's business, the Company's ability to maintain its exclusion from registration under the Investment Company Act of 1940, our ability to pivot our investment strategy to focus on collateralized loan obligations ("CLOs"), a deterioration in the CLO market, our ability to utilize our net operating loss carryforwards, our ability to convert to a closed end fund/RIC, including our ability to obtain shareholder approval of our conversion to a closed end fund/RIC, and other changes in market conditions and economic trends, such as changes to fiscal or monetary policy, heightened inflation, slower growth or recession, and currency fluctuations. Furthermore, as stated above, forward-looking statements are subject to numerous risks and uncertainties, including, among other things, those described under Item 1A of the Company's Annual Report on Form 10-K, which can be accessed through the link to the Company's SEC filings under "For Investors" on the Company's website (at www.ellingtoncredit.com) or at the SEC's website (www.sec.gov). Other risks, uncertainties, and factors that could cause actual results to differ materially from those projected or implied may be described from time to time in reports the Company files with the SEC, including reports on Forms 10-Q, 10-K and 8-K. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.
This release and the information contained herein do not constitute an offer of any securities or solicitation of an offer to purchase securities. In addition, the release is not a solicitation of votes or proxies. Any such solicitation will only be made pursuant to a proxy statement or other appropriate proxy materials filed with the SEC and labeled as such.
Additional Information and Where to Find It
This communication relates to the proposed Conversion, along with related proposals for which shareholder approval will be sought (collectively, the “Proposals”). In connection with the Proposals, the Company intends to file relevant materials with the SEC, which will include a definitive proxy statement (the “Proxy Statement”). This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act. SHAREHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS THERETO, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, THE CONVERSION AND THE PROPOSALS. Investors and security holders will be able to obtain the documents filed with the SEC free of charge at the SEC’s web site, http://www.sec.gov.
Participants in the Solicitation
The Company and its respective directors, executive officers and certain other members of management and employees of Ellington Management Group, L.L.C. and its affiliates, may be deemed to be participants in the solicitation of proxies from the shareholders of the Company in connection with the Proposals. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the Company's shareholders in connection with the Proposals will be contained in the Proxy Statement when such document becomes available. This document may be obtained free of charge from the sources indicated above.
About Ellington Credit Company
Ellington Credit Company, formerly known as Ellington Residential Mortgage REIT, was initially formed as a real estate investment trust ("REIT") that invested primarily in residential mortgage-backed securities ("MBS"). On March 29, 2024, the Company’s Board of Trustees approved a strategic transformation of its investment strategy to focus on corporate CLOs, with an emphasis on mezzanine debt and equity tranches. In connection with this transformation, the Company revoked its election to be taxed as a REIT effective January 1, 2024, and rebranded to Ellington Credit Company. In early 2025, the Company intends, subject to shareholder approval of certain matters, to convert to a closed-end fund and complete its transition from an MBS-focused company to a CLO-focused company.

Ellington Credit Company is externally managed and advised by Ellington Credit Company Management LLC, an affiliate of Ellington Management Group, L.L.C.
Contacts

Investors:
Ellington Credit Company
Investor Relations
(203) 409-3773
info@ellingtoncredit.com

or

Media:
Amanda Shpiner/Grace Cartwright
Gasthalter & Co.
for Ellington Credit Company
(212) 257-4170
Ellington@gasthalter.com

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